SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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SCANNER TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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SCANNER TECHNOLOGIES CORPORATION

NOTICE OF ANNUAL MEETING
to be held on June 17, 2004

TO THE SHAREHOLDERS OF SCANNER TECHNOLOGIES CORPORATION:

        The Annual Meeting of the Shareholders of Scanner Technologies Corporation, a New Mexico corporation (the “Company”), will be held on Thursday, June 17, 2004, at 3:30 p.m., Minneapolis time, at the offices of Fredrikson & Byron, P.A., Suite 4000, 200 South Sixth Street, Minneapolis, Minnesota 55402 for the following purposes:

1.	To set the number of directors at two (2).

2.	To elect two Directors.

3.	To approve the Company’s 2004 Equity Incentive Plan.

4.	To ratify the appointment of Lurie Besikof Lapidus & Company, LLP as independent auditors for the Company for the year ending December 31, 2004.

5.	To transact such other business as may properly come before the meeting.

        Shareholders of record at the close of business on May 14, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        Your attention is directed to the Information Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report for the year ended December 31, 2003 also accompanies this Notice.

        You are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Elwin M. Beaty
President, Chief Executive Officer,
and Chief Financial Officer

Minneapolis, Minnesota
Dated: May 25, 2004

INFORMATION STATEMENT
for the
Annual Meeting of Shareholders
of Scanner Technologies Corporation
to be held on June 17, 2004

_________________

INTRODUCTION

        We are sending this Information Statement to you and all other holders of Scanner Technologies Corporation (“Scanner” or the “Company”) common stock in connection with the Company’s annual meeting of shareholders to be held at 3:30 p.m. on June 17, 2004 at the offices of the Company’s corporate counsel, Fredrikson & Byron, P.A., 200 South Sixth Street, Minneapolis, MN 55402.

        The presence at the Annual Meeting of the holders of a majority of the outstanding shares of the Company entitled to vote shall constitute a quorum for the transaction of business. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

        The mailing address of the principal executive offices of the Company is 14505 21st Avenue North, Suite 220, Minneapolis, Minnesota 55447. The Company expects that the Notice of Annual Meeting, Information Statement, and Annual Report to Shareholders will first be mailed to shareholders on or about May 25, 2004.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

_________________

The date of this information statement is May 25, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

        Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are shareholders of record at the close of business on May 14, 2004 (the “Record Date”). Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 10,429,433 shares of common stock, with no par value, outstanding. The common stock is our only outstanding class of capital stock. The holders of common stock are entitled to one vote for each share held and may vote on each matter to be voted upon at the Annual Meeting. Holders of the common stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth, as of May 14, 2004, certain information with respect to beneficial ownership of our Common Stock by (i) each of our executive officers, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock, and (iv) all of the directors and executive officers as a group.

Name and Address(1)	Shares Owned Beneficially & of Record(2)		Percentage Stock Outstanding(2)

Elwin M. Beaty	6,708,732	(3)	57.0%

David P. Mork	501,660	(4)	4.8%

Elaine E. Beaty	6,708,732	(5)	57.0%

All Executive Officers and Directors as a	7,210,392		60.9%
group (2 persons)

(1)     The address for each individual is 14505 21st Avenue North, Suite 220, Minneapolis, MN 55447.

(2)     For purposes of computing “beneficial ownership” and the percentage of outstanding Common Stock held by each person or group of persons named above as of May 14, 2004, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)     Includes (a) warrants to purchase 670,782 shares of Common Stock at $1.00 per share exercisable immediately, (b) 2,683,584 shares of Scanner Common Stock owned by Elaine E. Beaty, Mr. Beaty’s spouse, and (c) warrants to purchase 670,782 shares of Scanner Common Stock exercisable immediately owned by Elaine E. Beaty, Mr. Beaty’s spouse. Mr. Beaty disclaims the beneficial ownership of the securities owned by his wife.

(4)     Includes warrants to purchase 70,310 shares of Common Stock at $1.00 per share exercisable immediately.

(5)     Includes (a) warrants to purchase 670,782 shares of Common Stock at $1.00 per share exercisable immediately, (b) 2,683,584 shares of Scanner Common Stock owned by Elwin M Beaty, Mrs. Beaty’s spouse, and (c) warrants to purchase 670,782 shares of Scanner Common Stock exercisable immediately owned by Elwin M. Beaty, Mrs. Beaty’s spouse. Mrs. Beaty disclaims the beneficial ownership of the securities owned by her husband.

DETERMINATION OF NUMBER AND ELECTION OF DIRECTORS
(Proposals #1 and #2)

        The Bylaws of the Company provide that at each regular meeting of the Company, the shareholders shall determine the number of directors. The Bylaws further provide that a director’s term expires at the regular meeting of shareholders. The Bylaws also state that, between regular meetings, the number of directors may be increased and any vacancies filled by the Board of Directors.

        The Board of Directors recommends setting the number of directors of the Company at two and nominates Elwin M. Beaty and David P. Mork to continue serving as directors of the Company until the next annual meeting of shareholders and until their successors shall have been elected and qualified. Determining the number of directors and electing the Board of Director’s recommended director nominees requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on the matter, provided that such majority must be greater than one-third of the Company’s outstanding shares entitled to vote at the meeting.

        The names, ages, and respective positions of the executive officers and directors of the Company are set forth below, as well as additional information relating to each officer and director.

Name	Age	Position

Elwin M. Beaty	62	President, Chief Executive Officer, Chief Financial Officer and Director

David P. Mork	36	Senior Vice President and Director

        Elwin M. Beaty has served as the President, Chief Executive Officer and Chief Financial Officer and a Director of the Company since the merger of the Company and Scanner Technologies Corporation, a privately-held Minnesota corporation (“Scanner Minnesota”), on July 31, 2002 (the “Merger”). Prior to the Merger, Mr. Beaty served in the same capacities with Scanner Minnesota since its incorporation in November 1990.

        David P. Mork has served as the Senior Vice President of the Company since the Merger. Mr. Mork served as Senior Vice President of Scanner Minnesota from 1997 until the Merger. He has also served as a Director of the Company since the Merger.

CORPORATE GOVERNANCE

Board and Committee Meetings

        The Board of Directors did not hold any meetings during 2003, but took unanimous written action six times. The Company has no standing committees.

Audit Committee Expert

        The Board of Directors serves as the Audit Committee, and there are no independent directors on the Board. The Board has designated Elwin M. Beaty, President, Chief Executive Officer and Chief Financial Officer of the Company, as its financial expert as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933.

Code of Ethics and Business Conduct

        The Company is working with its legal counsel to prepare and adopt a Code of Ethics and Business Conduct.

Director Nomination Policy

        The Company does not have a nominating committee. The full Board of Directors nominates candidates for membership on the Board of Directors. The Board has not adopted a formal policy with respect to the nomination process; however, shareholders can make director nominee recommendations to the Board for consideration. The Company may require any proposed nominee to furnish such information as it may reasonably require for determining the eligibility of a proposed nominee.

Communications with the Board

        Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Chief Executive Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

Elwin M. Beaty
14505 21st Avenue North, Suite 220
Minneapolis, MN 55447

EXECUTIVE COMPENSATION

Employment Agreements and Arrangements

        On January 1, 2004, the Company entered into an Employment Agreement with Elwin M. Beaty, President, Chief Executive Officer and Chief Financial Officer of the Company. Pursuant to the agreement, Mr. Beaty’s current annual salary is $240,000. In addition, Mr. Beaty is entitled to $40,000 on January 1st of each year. The agreement can be terminated by either the Company or Mr. Beaty upon a 30-day written notice to the other party; provided, however, that if the Company terminates Mr. Beaty’s employment without cause, Mr. Beaty is entitled to an amount equal to his total annual salary.

        In an agreement dated April 19, 2002, Mr. Beaty forgave the Company’s obligation to pay him accrued salary of $1,254,575 and released the Company, its successors, its officers and directors from any liability in connection with the accrued salary. In exchange, the Company agreed that Mr. Beaty shall receive a certain amount of the proceeds, if any, that Scanner may receive out of litigation involving patents that Scanner has licensed. Under the agreement, the Company shall keep sixty percent (60%) of any proceeds of the currently ongoing litigation and shall pay to Mr. Beaty forty percent (40%) of such proceeds until the Company has been reimbursed for all attorney fees and other expenses incurred in connection with the current litigation, and Mr. Beaty has received the total amount of $1,254,575. If one party has received all the amounts owing to such party before the other party’s claim under this provision has been satisfied, the other party shall receive one hundred percent (100%) of the proceeds until its claim is satisfied. If any proceeds remain after such payment, Mr. Beaty shall receive fifty percent (50%) of such remainder. He also has a right to receive part of the proceeds, if any, that the Company may receive out of any subsequent litigation involving the licensed patents. The Company shall keep sixty percent (60%) of any proceeds from subsequent litigation until its attorney fees and other expenses incurred in connection with the current and any subsequent litigation have been reimbursed, and Mr. Beaty shall receive forty percent (40%) of any proceeds from subsequent litigation until he has received a total amount of $1,254,575 out of the proceeds of the currently ongoing and any subsequent litigation. If any proceeds out of the subsequent litigation remain after such distribution, the Company shall pay twenty five percent (25%) of such remaining proceeds to Mr. Beaty. The unearned compensation forgiven ($1,254,575) less the related deferred tax benefit ($436,000) was recorded as additional paid-in capital in stockholders’ equity.

        In 2003, the Company received a one-time payment of $400,000 from a Belgian corporation pursuant to a settlement agreement related to all patent infringement issues with regard to one light source inspection systems. In connection with the settlement, the Company paid $160,000 to Mr. Beaty pursuant to the agreement noted above.

        On January 1, 2004, the Company entered into an Employment Agreement with David P. Mork, Senior Vice President of the Company. Pursuant to the agreement, Mr. Mork’s current annual salary is $156,000. The agreement can be terminated by either the Company or Mr. Mork upon a 30-day written notice to the other party; provided, however, that if the Company terminates Mr. Mork’s employment without cause, Mr. Mork is entitled to an amount equal to one-half of his total annual salary.

        To provide David P. Mork, the Company’s Senior Vice President, with an incentive to continue his employment with the Company, and to compensate him for compensation in recent years which the Company believes was less than he might have received in a comparable position elsewhere, Mr. Mork was also a party to the agreement described above regarding the distribution of litigation proceeds. Pursuant to the agreement, the Company has agreed to pay to Mr. Mork twenty percent (20%) of the remaining proceeds, if any, that the Company may receive out of the currently ongoing litigation, and twenty-five percent (25%) of the remaining proceeds, if any, that the Company may receive out of any future litigation involving the licensed patent, and that remain after the aforesaid payments to the Company and to Mr. Beaty have been made out of such proceeds.

Summary Compensation Table

        The following Summary Compensation Table sets forth certain compensation information for services rendered in all capacities to us by our chief executive officer and by the only other executive officer whose total salary and bonus exceeded $100,000 during 2003.

		Annual Compensation			Long Term Compensation
	Fiscal Year	Salary($)	Bonus($)	Other($)	Options	All Other Compensation($)

Elwin M. Beaty	2003	180,000	0	0	—	163,772	(2)
President, Chief Executive	2002	180,000	0	0	—	18,858
Officer and Chief Financial Officer(1)	2001	180,000	0	0	—	0

David P. Mork	2003	120,000	1,500	0	—	0
Senior Vice President(1)	2002	114,750	100,000	0	—	0
	2001	114,500	0	0	—	0

_________________

(1)     Amounts paid prior to July 31, 2002 were paid by Scanner Technologies Corporation, the Minnesota corporation.

(2)     Includes $160,000 from proceeds of a patent litigation settlement paid to Mr. Beaty and $3,772 for rent expense for Mr. Beaty’s temporary residence in Arizona.

Option Grants During 2003 Fiscal Year

        The Company did not grant any stock options during year ended December 31, 2003 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights. During its fiscal year ended December 31, 2003, the Company did not have a stock option plan.

Option Exercises During 2003 Fiscal Year and Fiscal Year-End Option Values

        No options were exercised during fiscal 2003 or held as of December 31, 2003 by the named executive officers in the Summary Compensation Table. The Company has no outstanding stock appreciation rights.

Compensation to Directors

        The Company’s directors do not receive any compensation from the Company for their services as a director.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during 2003, all officers, directors, and greater than 10% shareholders complied with the applicable filing requirements.

Approve 2004 Equity Incentive Plan

(Proposal #3)

        The Board of Directors recently approved the Scanner Technologies Corporation 2004 Equity Incentive Plan (the “2004 Plan”), subject to approval by our shareholders. The Board believes that granting equity incentives to employees, officers, consultants, advisors and directors is an effective means to promote the future growth and development of the Company. Such awards, among other things, increase these individuals’ proprietary interest in our success and enables Scanner to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the 2004 Plan.

Description of 2004 Equity Incentive Plan

        A general description of the material features of the 2004 Plan follows, but this description is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which may be obtained without charge upon request to Elwin M. Beaty, our Chief Executive Officer.

        General.   On January 5, 2004, the Board of Directors adopted the 2004 Plan. Under the 2004 Plan, the Board or a committee appointed by the Board may award nonqualified or incentive stock options and restricted stock to those officers, directors, consultants, advisors and employees (the “Participants”) of Scanner whose performance, in the judgment of the Administrator, can have a significant effect on the success of the Company. As of May 20, 2004, we had approximately 16 employees, two of which are executive officers.

        Shares Available.   Assuming the shareholders approve the 2004 Plan, the total number of shares of our Common Stock available for grants of awards to Participants directly or indirectly under the 2004 Plan shall be one million (1,000,000) shares of Common Stock. If any awards granted under the 2004 Plan expire or terminate prior to exercise or otherwise lapse, the shares subject to such portion of the award are available for subsequent grants of awards.

        The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which we receive no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

        Administration and Types of Awards.   As permitted in the 2004 Plan, the Board of Directors or a committee appointed by the Board from time to time shall administer the 2004 Plan. The Administrator has broad powers to administer and interpret the 2004 Plan, including the authority: (i) to establish rules for the administration of the 2004 Plan; (ii) to select the Participants in the 2004 Plan; (iii) to determine the types of awards to be granted and the number of shares covered by such awards; and (iv) to set the terms and conditions of such awards. All determinations and interpretations of the Administrator are binding on all interested parties.

        Options.   Options granted under the 2004 Plan may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (“I.R.C.”) or “nonqualified” stock options that do not qualify for special tax treatment under Section 422 or similar provisions of the I.R.C. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the incentive stock option is granted. Incentive stock options granted to Participants possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not be granted with an exercise price less than one hundred ten percent (110%) of the fair market value of the Company’s Common stock on the date of the grant of the incentive stock option. Unless otherwise determined by the Administrator, the per share exercise price for nonqualified stock options granted under the 2004 Plan will be one hundred percent (100%) of the fair market value of a share of our Common Stock on the date the nonqualified stock option is granted. The fair market value of our Common Stock was $2.95 on May 20, 2004.

        The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. An incentive stock option may not be exercisable more than ten (10) years from the date of grant. Participants generally must pay for shares upon exercise of options with cash, personal or certified check or, if approved by the Administrator, previously-owned shares of Common Stock of the Company valued at the stock’s then “fair market value” as defined in the 2004 Plan. Each incentive option granted under the 2004 Plan is nontransferable during the lifetime of the Participant. A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

        The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The grants of stock options under the 2004 Plan are subject to the Administrator’s discretion. Consequently, future grants to eligible Participants cannot be determined at this time.

        Restricted Stock Awards.   The Administrator is also authorized to grant awards of restricted stock. Each restricted stock award granted under the 2004 Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Until the risks of forfeiture have lapsed or the shares subject to any restricted stock award have been forfeited, Participants are entitled to vote shares represented by restricted stock certificates and shall receive all dividends attributable to such shares, but shall have no other rights as a shareholder with respect to the shares. No restricted stock award shall be transferable during the lifetime of the Participant prior to the date the risks of forfeiture have lapsed with respect to the restricted stock award.

        Amendment.   The Board of Directors may terminate or amend the 2004 Plan, except that the terms of award agreements then outstanding may not be adversely affected without the consent of the Participant. The Board of Directors may not amend the 2004 Plan to materially increase the total number of shares of Common Stock available for issuance under the 2004 Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the 2004 Plan without the approval of our shareholders if such approval is required to comply with the I.R.C. or other applicable laws or regulations.

Federal Income Tax Matters

        Options.   “Nonqualified” stock options granted under the 2004 Plan are not intended to and do not qualify for favorable tax treatment available to “incentive” stock options under I.R.C. Section 422. Generally, no income is taxable to the Participant (and we are not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the Participant generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. Scanner normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary income and must comply with applicable tax withholding requirements.

        Incentive stock options granted pursuant to the 2004 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, a Participant realizes no taxable income when the incentive stock option is granted. If the Participant has been an employee of Scanner or any subsidiary at all times from the date of grant until three months before the date of exercise, the Participant will realize no taxable income when the option is exercised. If the Participant does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the Participant may sell the shares and report any gain as capital gain. Scanner will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option, but may be required to comply with applicable withholding requirements. If the Participant should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the Participant will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of our Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, Scanner will be entitled to a tax deduction equal to the amount recognized by the Participant as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

        Restricted Stock Awards.   Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal the fair market value of the shares in the year in which the forfeiture and transfer restrictions lapse. Alternatively, if the Participant makes a “Section 83(b)” election, the Participant will, in the year that the restricted stock is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock is granted. Scanner normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

        Our management and Board of Directors believe that the adoption of the 2004 Plan will enable Scanner to continue to attract and retain a strong management and employee base, and will further link key employees to and reward them for increases in shareholder value. Because awards under the 2004 Plan are subject to the Administrator’s discretion, the future benefits or amounts that may be received by employees, officers, consultants, advisors or directors under the 2004 Plan cannot be determined at this time.

        The table below shows the total number of stock options that have been received by the following individuals and groups under the 2004 Plan as of May 15, 2004:

Name and Position/Group	Total Number of Options Received(1)

Elwin M. Beaty, President, Chief Executive Officer, and Chief	150,000
Financial Officer
David P. Mork, Senior Vice President	100,000
Current Executive Officer Group (2 persons)	100,000
Current Non-Executive Officer Director Group (none)	0
Current Non-Executive Officer Employee Group (14 persons)	474,000

Vote Required

        The Board of Directors recommends that the shareholders approve the 2004 Equity Incentive Plan. Under applicable New Mexico law, approval of the 2004 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

Equity Compensation Plan Information

        The Company had no outstanding equity compensation plans as of December 31, 2003.

RATIFICATION OF APPOINTMENT OF AUDITORS
(Proposal #4)

        The Board of Directors recommends that the shareholders ratify the appointment of Lurie Besikof Lapidus & Company, LLP, as independent auditors for the Company for the year ending December 31, 2004. Lurie Besikof Lapidus & Company, LLP has served as independent auditors for the Company since 2002. Lurie Besikof Lapidus & Company, LLP provided services in connection with the audit of the financial statements of the Company for the year ended December 31, 2003, assistance with the Company’s Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and quarterly reports filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of Lurie Besikof Lapidus & Company, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Audit Fees

        The aggregate fees billed for the year ended December 31, 2003 for services rendered by Lurie Besikof Lapidus & Company, LLP, our current principal accountant, for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the year ended December 31, 2003 were $31,600.

        The aggregate fees billed for the year ended December 31, 2002 for services rendered in connection with the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB were (i) $14,585 by Lurie Besikof Lapidus & Company, LLP, (ii) $7,725 by Grant Thornton LLP, our prior accountant, and (iii) $8,810 by Lethert, Skwira & Schultz & Co.

Audit Related Fees

        None.

Tax Fees

        The aggregate fees billed for the year ended December 31, 2003 for professional services rendered by Lurie Besikof Lapidus & Company, LLP for tax return preparation and tax advice relating to IRS examinations were estimated as $11,950 and $2,475, respectively.

        The aggregate fees billed for the year ended December 31, 2002 for professional services rendered by Lethert, Skwira & Schultz & Co. for tax services were $2,500.

All Other Fees

        The aggregate fees billed for the year ended December 31, 2003 for services rendered by the principal accountant for the SEC filings and accounting consultations were estimated as $2,200 and $855, respectively, that we paid to our current accountant, Lurie Besikof Lapidus & Company, LLP. After consideration, the Board of Directors has determined that the provision of these services is compatible with maintaining the principal accountant’s independence.

        The aggregate fees billed for the year ended December 31, 2002 for other services were (i) $4,100 by Lurie Besikof Lapidus & Company, LLP for general accounting and financial reporting consultation, and (ii) $1,564 by Lethert, Skwira & Schultz & Co. for accounting consultation and monthly financial assistance.

Audit Committee Policy and Procedures

        The Company does not have an audit committee and the Company has not yet implemented a pre-approval policy.

Work Performed by Persons Other Than Principal Accountant

        Not applicable.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

        Effective August 19, 2002, the Board of Directors of the Company determined to replace Grant Thornton LLP, the independent accountant engaged by the Company for the prior years, and replaced such firm with Lurie Besikof Lapidus & Co., LLP as its independent accountants.

        There were not, in connection with the audits of the two years ended December 31, 2001, and the subsequent interim periods preceding the selection of Lurie Besikof Lapidus & Co., LLP, any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has Grant Thornton LLP’s report on the financial statements of the Company for the two years ended December 31, 2001 contained an adverse opinion or disclaimer of opinion or been qualified or modified as to uncertainty, audit scope or accounting principles.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Any appropriate proposal submitted by a shareholder of Scanner and intended to be presented at the 2005 Annual Meeting must be received by Scanner by January 25, 2005 to be included in our proxy or information statement for the 2005 Annual Meeting. If a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the proxy materials is received by us after April 10, 2005, then management named in our proxy or information statement for the 2005 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

OTHER BUSINESS

        Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Information Statement.

ANNUAL REPORT TO SHAREHOLDERS

        A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2003 accompanies this Notice of Annual Meeting and Information Statement. No part of such Annual Report is incorporated herein.

AVAILABILITY OF FORM 10-KSB

        The Company will furnish without charge to each shareholder of the Company, upon written request of any such person, a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, including the financial statements. The Company will furnish to any such person any exhibit described in the list accompanying the Form 10-KSB upon the advance payment of reasonable fees related to the Company’s furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to Elwin M. Beaty at the Company’s principal address.

By Order of the Board of Directors,

Elwin M. Beaty
President, Chief Executive Officer,
and Chief Financial Officer

May 25, 2004

APPENDIX A

SCANNER TECHNOLOGIES CORPORATION
2004 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

(a)	“Affiliates” shall mean a Parent or Subsidiary of the Company.

(b)	“Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(c)	The “Company” shall mean Scanner Technologies Corporation, a New Mexico corporation.

(d)	“Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the closing price quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(e)	The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

(f)	The “Participant” means (i) an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the

Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the Company or any Subsidiary to whom a restricted stock award has been granted pursuant to Section 11.

(g)	“Parent” shall mean any corporation that owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(h)	The “Plan” means the Scanner Technologies Corporation 2004 Equity Incentive Plan, as amended from time to time, including the form of Option and Award Agreements as they may be modified by the Board from time to time.

(i)	“Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for incentive and nonqualified stock options and restricted stock awards pursuant to this Plan.

(j)	A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

        It is the intention of the Company to carry out the Plan through the granting of stock options that will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of “nonqualified” stock options pursuant to Section 10 of this Plan, and through the granting of restricted stock awards pursuant to Section 11 of this Plan. The grant of all stock options and restricted stock awards shall, to the extent required, comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code, or any other applicable law or regulation. In no event shall any stock options become exercisable or the risks of forfeiture on any restricted stock awards lapse prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any stock options or restricted stock awards previously granted shall be revoked.

SECTION 3.
EFFECTIVE DATE OF PLAN

        The Plan shall be effective upon its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee that may be appointed by the Board from time to time to administer the Plan (collectively referred to as the “Administrator”). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option, nonqualified stock option or restricted stock award shall be granted, the individuals to whom, and the time or times at which, options and awards shall be granted, the number of shares subject to each option or award, the option price, and terms and conditions of each option or award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option and restricted stock award agreements (which may vary from Participant to Participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees to whom incentive stock options shall be granted pursuant to Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Subsidiary to whom restricted stock awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options or restricted stock awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator may grant additional incentive stock options, nonqualified stock options and restricted stock awards under this Plan to some or all Participants then holding options or awards or may grant options and awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

        The Stock to be optioned or awarded under this Plan shall consist of authorized but unissued shares of Stock. One Million (1,000,000) shares of Stock shall be reserved and available for stock options and restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for options and restricted stock awards under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event (i) any portion of an outstanding stock option or restricted stock award under the Plan for any reason expires, (ii) any portion of an outstanding stock option is terminated prior to the exercise of such option, or (iii) any portion of a restricted stock award is terminated prior to the lapsing of any risks of forfeiture on such stock, the shares of Stock allocable to such portion of the option or award shall continue to be reserved for stock options and restricted stock awards under the Plan and may be optioned or awarded hereunder.

SECTION 7.
DURATION OF PLAN

        Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the Plan as defined in Section 3. Nonqualified stock options and restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or restricted stock award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.

SECTION 8.
PAYMENT

        Participants may pay for shares upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock valued at such Stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The

Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

        With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or under the laws of any other applicable law or regulation, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b)	Term and Exercisability of Incentive Stock Option. The Administrator shall establish in each case the term during which any incentive stock option granted under the Plan may be exercised. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, or by the laws of any other applicable law or regulation, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years from the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any

Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years from the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)	Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the option’s exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)	Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

(b)	Term and Exercisability of Nonqualified Stock Option. The Administrator shall establish in each case the term during which any nonqualified stock option granted under the Plan may be exercised. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)	Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Common Stock or by electing to have the Company or Subsidiary withhold shares of Common Stock otherwise issuable to the Participant having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of the nonqualified stock option. In no event may the Company or Subsidiary withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)	Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AWARDS

        Each restricted stock award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the restricted stock award.

(b)	Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the restricted stock award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock that are restricted as of the effective date of the modification.

(c)	Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited.

(d)	Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(e)	Withholding Taxes. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s restricted stock award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or Subsidiary,

or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a restricted stock award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f)	Nontransferability. No restricted stock award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the restricted stock agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock award granted under the Plan prior to such date, such transfer shall be void and the restricted stock award shall terminate.

(g)	Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
TRANSFER OF OPTIONS

        No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, only the Participant may exercise the incentive stock option. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

        No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

SECTION 13.
RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

        If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and restricted stock award, and the price per share thereof, shall be appropriately adjusted by the Board to reflect such change. Additional shares that may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the Option or Award Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

(a)	the equitable acceleration of the exercisability of any outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

(b)	the complete termination of this Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

(c)	that Participants holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(d)	that Participants holding outstanding restricted stock awards shall receive, with respect to each share of Stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(e)	the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

(f)	the continuance of the Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option or restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 14.
INVESTMENT PURPOSE

        No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

        As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

(a)	In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock,

Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)	In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any options or portions thereof, in reverse chronological order based on the date or dates on which such options or portions thereof would have become exercisable according to the original vesting schedule set forth in the related stock option agreements, which Participant does not exercise prior to or contemporaneously with such public offering.

(c)	In the event of a transaction (as defined in Section 13 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an option or upon the grant of a restricted stock award pursuant to the Plan to assure compliance with this Section 14.

SECTION 15.
RIGHTS AS A SHAREHOLDER

        A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option or nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

SECTION 16.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment,

except as is authorized in Section 13, shall impair the terms and conditions of any stock option or restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive stock options or restricted stock awards, (iii) decrease the price at which options may be granted, or (iv) increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17.
NO OBLIGATION TO EXERCISE OPTION

        The granting of a stock option shall impose no obligation upon the Participant to exercise such option. Further, the granting of a stock option or restricted stock award hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.